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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2003

ALTERNATIVE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23940	38-2791069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 Hart Road, Suite 300, Barrington, IL 60010 (Address of principal executive offices) (Zip code)

(Registrant's telephone number, including area code) (847) 381-6701

Alternative Resources Corporation
Current Report of Form 8-K

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

  99.1    Press release issued by Alternative Resources Corporation on April 10, 2003.

  99.2    Transcript of the teleconference call held on April 10, 2003.

Item 9. Results of Operations and Financial Condition.

  This Current Report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K, in accordance with interim procedures promulgated by the SEC in Release No. 34-47583. See Item 12 below.

Item 12. Results of Operations and Financial Condition.

  On April 10, 2003, Alternative Resources Corporation issued a press release announcing its operating results for the quarter and year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

        A transcript of the teleconference call held on April 10, 2003 is attached as Exhibit 99.2 to this Form 8-K.

        The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERNATIVE RESOURCES CORPORATION
Date: April 15, 2003	/s/ STEVEN PURCELL Steven Purcell Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release issued by Alternative Resources Corporation on April 10, 2003.
99.2	Transcript of the teleconference call held on April 10, 2003.

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Alternative Resources Corporation Current Report of Form 8-K
  Item 7. Financial Statements and Exhibits.
  Item 9. Results of Operations and Financial Condition.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
  Exhibit Index